UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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The TJX Companies, Inc.

(Name of Registrant as Specified In Its Charter)

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The TJX Companies, Inc.

770 Cochituate Road

Framingham, Massachusetts 01701

ADDITIONAL INFORMATION REGARDING OUR 2020 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, JUNE 9, 2020.

On May 18, 2020, The TJX Companies, Inc. (the “Company”) issued a press release, a copy of which is attached hereto, announcing a change to the format of the Company’s 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, June 9, 2020. As described below, due to the ongoing public health impact of the COVID-19 pandemic and to support the health and safety of the Company’s shareholders, Associates, directors, and communities, the Annual Meeting will now be held in a virtual-only meeting format.

The Notice of Change to Virtual Meeting Format, a copy of which is also attached hereto, relates to the Proxy Statement of the Company (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2020 and mailed or made available to the Company’s shareholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting.

These definitive additional proxy materials are being filed with the SEC and are being made available to shareholders on or about May 18, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE TO VIRTUAL MEETING FORMAT FOR THE ANNUAL MEETING OF SHAREHOLDERS OF THE TJX COMPANIES, INC.

JUNE 9, 2020

Due to the ongoing public health impact of the COVID-19 pandemic and to support the health and safety of the Company’s shareholders, Associates, directors, and communities, NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Shareholders of The TJX Companies, Inc. (the “Annual Meeting”) will now be held in a virtual-only meeting format, solely by means of remote communication. Shareholders will not be able to attend the Annual Meeting physically in person. We currently expect to hold a meeting in person next year, but any decision regarding the location and format of future meetings of shareholders will be made in consideration of a number of factors, including prevailing health, safety, and other concerns at such time.

As previously announced, the Annual Meeting will be held on Tuesday, June 9, 2020, at 8:00 a.m. Eastern Daylight Time. The items to be voted on by shareholders as of the close of business on April 13, 2020 (the “Record Date”), are the same as set forth in the 2020 Notice of Annual Meeting of Shareholders and Proxy Statement dated April 23, 2020 previously mailed or made available to shareholders entitled to vote at the Annual Meeting (the “Proxy Materials”).

To be admitted to the Annual Meeting, you must be a shareholder as of the Record Date. Shareholders entitled to vote at the Annual Meeting will need to log in to www.virtualshareholdermeeting.com/TJX2020, the virtual meeting website, using the 16-digit unique control number found on the proxy card or voting instruction form included with the Proxy Materials. If you are a street holder that did not receive a 16-digit unique control number with your Proxy Materials, please contact your bank, broker, or third party holder as soon as possible to obtain a valid legal proxy and for instructions on how to obtain a control number to be admitted to and to vote at the Annual Meeting. A list of shareholders of record on the Record Date will be available electronically to shareholders during the Annual Meeting.

Shareholders may submit questions relevant to meeting matters in advance of or during the Annual Meeting. We encourage shareholders to submit questions in advance, which they can do at www.proxyvote.com after logging in with the 16-digit unique control number found on the proxy card or voting instruction form included with the Proxy Materials. We request that questions sent in advance be submitted before Friday, June 5, 2020. Shareholders may also submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/TJX2020, the virtual meeting website, by joining the Annual Meeting with their 16-digit unique control number and following the instructions available on the virtual meeting website.

We expect to answer questions during the Annual Meeting as time permits, and we reserve the right to exclude questions that are not pertinent to meeting matters. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

The virtual meeting website will be active starting approximately May 26, 2020, two weeks before the date of the Annual Meeting. We encourage shareholders to test their browser in advance from the computer, tablet, or mobile device that they plan to use to log in to the Annual Meeting per the instructions provided on the virtual meeting website and to allow sufficient time to log in to the virtual meeting website prior to the start of the Annual Meeting. If shareholders encounter technical difficulties accessing our Annual Meeting on the day of the Annual Meeting, a support line will be available on the login page of the virtual meeting website shortly before the Annual Meeting is scheduled to start.

Whether or not you plan to attend the Annual Meeting, shareholders are encouraged to vote prior to the Annual Meeting by internet, by telephone, or by mail as described in the Proxy Materials. Shareholders may also vote during the Annual Meeting until the polls have closed. Shareholders who have already voted do not need to vote again. Shareholders may continue to use the proxy card or voting instruction form already received to vote shares in connection with the Annual Meeting. The proxy card or voting instruction form included with the Proxy Materials will not be reissued to reflect this change in meeting format.

By Order of the Board of Directors,

Alicia C. Kelly

Secretary

Framingham, Massachusetts

May 18, 2020

The Annual Meeting on June 9, 2020 at 8:00 a.m. EDT is available at www.virtualshareholdermeeting.com/TJX2020. The Proxy Materials are available on our Investors website at https://www.tjx.com/investors/financial-information/annual-report. Additionally, you may access our Proxy Materials at http://www.proxyvote.com.

THE TJX COMPANIES, INC. TO HOLD VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

FRAMINGHAM, Mass.—(BUSINESS WIRE)—May 18, 2020—The TJX Companies, Inc. (NYSE: TJX) today announced that it will hold its 2020 Annual Meeting of Shareholders virtually due to the ongoing public health impact of the COVID-19 pandemic and to support the health and safety of the Company’s shareholders, Associates, directors, and communities.

The Annual Meeting will be held on the same date and time as originally scheduled: Tuesday, June 9, 2020 at 8:00 a.m., Eastern Daylight Time. Shareholders will not be able to attend the Annual Meeting in person. Any updates will be posted at tjx.com prior to the Annual Meeting date.

Attending the Virtual Annual Meeting

Shareholders as of the close of business on April 13, 2020, the record date, can attend the Annual Meeting by accessing www.virtualshareholdermeeting.com/TJX2020 and entering the 16-digit unique control number found on the proxy card or voting instruction form included with the proxy materials previously received. We encourage shareholders to allow sufficient time to log in prior to the start of the Annual Meeting. During the Annual Meeting, shareholders who have entered their 16-digit unique control number will have the opportunity to vote and ask questions.

If shareholders encounter technical difficulties accessing our Annual Meeting, a support line will be available on the login page of the virtual meeting website shortly before the beginning of the Annual Meeting.

Voting Shares at the Virtual Annual Meeting

Shareholders who have not voted their shares prior to the Annual Meeting or who wish to change their vote will be able to vote their shares electronically at the Annual Meeting while the polls are open.

Whether or not shareholders plan to attend the Annual Meeting, they are encouraged to vote their shares prior to the Annual Meeting as described in the proxy materials they previously received.

Shareholders who have already voted do not need to vote again.

Asking Questions

Shareholders may submit questions in advance of the Annual Meeting or during the Annual Meeting. We encourage shareholders to submit questions in advance, which they can do at www.proxyvote.com after logging in with the 16-digit unique control number found on the proxy card or voting instruction form included with the proxy materials previously received. We request that questions sent in advance be submitted before Friday, June 5, 2020. Shareholders may also submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/TJX2020, the virtual meeting website, after accessing the Annual Meeting with their 16-digit unique control number and by following the instructions available on the virtual meeting website.

We expect to respond to questions during the Annual Meeting that are pertinent to meeting matters at the Annual Meeting as time permits. We may group together questions that are substantially similar to avoid repetition.

If we are unable to answer your question during the Annual Meeting due to time constraints, we encourage you to contact Global Communications at 508-390-2323.

About The TJX Companies, Inc.

The TJX Companies, Inc. is the leading off-price retailer of apparel and home fashions in the U.S. and worldwide. As of February 1, 2020, the end of the Company’s fiscal year, the Company operated a total of 4,529 stores in nine countries, the United States, Canada, the United Kingdom, Ireland, Germany, Poland, Austria, the Netherlands, and Australia, and four e-commerce sites. These include 1,273 T.J. Maxx, 1,130 Marshalls, 809 HomeGoods, 46 Sierra, and 32 Homesense stores, as well as tjmaxx.com, marshalls.com, and sierra.com in the United States; 279 Winners, 137 HomeSense, and 97 Marshalls stores in Canada; 594 T.K. Maxx and 78 Homesense stores, as well as tkmaxx.com, in Europe; and 54 T.K. Maxx stores in Australia. TJX’s press releases and financial information are available at TJX.com.

Important Information at Website

The Company routinely posts information that may be important to investors in the Investors section at tjx.com. The Company encourages investors to consult that section of its website regularly.

Contacts:

Debra McConnell

Global Communications

(508) 390-2323